EXHIBIT 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jerome Feldman, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Alpha-En Corporation on Form 10-K for the fiscal years ended December 31, 2025, 2024 and 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Alpha-En Corporation at the dates and for the periods indicated.

Date: October 9, 2026

By:	/s/ Jerome Feldman
Jerome Feldman Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Alpha-En Corporation and will be retained by Alpha-En Corporation and furnished to the Securities and Exchange Commission or its staff upon request.